Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

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Supplement dated September 11, 2013

To

Prospectus dated June 18, 2013

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This supplement contains information that supplements and amends certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated June 18, 2013, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

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This supplement amends the Prospectus as follows:

The “Senior Securities” section of the Prospectus is amended by (i) renaming the subsection thereof captioned “Revolving Credit Facility” to “Revolving Credit Facilities,” and (ii) adding the following as a new second paragraph under that subsection:

We are party to a revolving credit facility among the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and ING Capital LLC, as syndication agent. The credit facility provides for borrowings by us in an initial aggregate amount of $285 million and includes an “accordion” feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $600 million. (See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Credit Facilities.”)

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Liquidity and Capital Resources” section of the Prospectus is amended by renaming the subsection thereof captioned “Credit Facility” to “Credit Facilities” (the “Amended Subsection”), and all cross-references in the Prospectus to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Credit Facility” subsection are amended to refer to the Amended Subsection. In addition, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations —Liquidity and Capital Resources” section of the Prospectus is amended by adding the following at the end of the Amended Subsection:

On September 4, 2013 (the “JPM Closing Date”), we entered into a senior secured revolving credit agreement (the “JPM Credit Agreement”). The JPM Credit Agreement provides for a revolving credit facility (the “JPM Revolving Credit Facility”) consisting of loans to be made in dollars and other foreign currencies in an initial aggregate amount of $285 million. Availability under the JPM Revolving Credit Facility will terminate on September 4, 2016 (the “Revolver Termination Date”) and the outstanding loans under the JPM Revolving Credit Facility will mature on September 4, 2017. The JPM Revolving Credit Facility also requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Revolver Termination Date. The stated borrowing rate under the JPM Revolving Credit Facility is based on LIBOR plus an applicable spread of 2.50% or on an “alternate base rate” (which is the highest of a prime rate, the federal funds rate plus 0.50%, or one-month LIBOR plus 1.00%) plus an applicable spread of 1.50%, or, with respect to borrowings in non-LIBOR currencies, on a rate applicable to such currency plus an applicable spread of 2.50%.  Pursuant to a Guarantee and Security Agreement dated as of the JPM Closing Date and entered into among us, JPMorgan Chase Bank, N.A. (in its capacity as administrative agent and in its capacity as collateral agent) and the other parties thereto (the “Guarantee and Security Agreement”), the JPM Revolving Credit Facility is secured by all of our portfolio investments and our cash and securities accounts (in each case, subject to certain exclusions), and provides, under certain conditions, for a guaranty to be provided by certain of our subsidiaries. In connection with the security interest established under the Guarantee and Security Agreement, we, JPMorgan Chase Bank, N.A., in its capacity as collateral agent, and State Street Bank and Trust Company, in its capacity as custodian, entered into a Control Agreement dated as of the JPM Closing Date in order to, among other things, perfect such security interest in, and provide for control of, the related collateral. JPMorgan Chase Bank, N.A. serves as administrative agent under the JPM Revolving Credit Facility and ING Capital, LLC serves as syndication agent under the JPM Revolving Credit Facility. JPMorgan Securities LLC and ING Capital LLC serve as joint bookrunners and joint lead arrangers.

The JPM Revolving Credit Facility includes an “accordion” feature that allows us, under certain circumstances, to increase the size of the facility to a maximum of $600 million.

Under the JPM Revolving Credit Facility, we have made certain representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain asset transfers and restricted payments, (d) maintaining a certain minimum shareholders’ equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness of us and our subsidiaries of not less than 2.0:1.0, (f) satisfying a liquidity test, and (g) limitations on the creation or existence of agreements that prohibit liens on certain of our properties and certain of our subsidiaries.  The JPM Revolving Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature.

In addition to the covenants described above, borrowings under the JPM Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in our portfolio.

Borrowings under the JPM Revolving Credit Facility will also be subject to the leverage restrictions contained in the 1940 Act.